UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 15, 2004

THE CLOROX COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of
incorporation or organization)

1-07151	31-0595760
(Commission File Number)	(I.R.S. Employer Identification No.)

1221 Broadway, Oakland, California 94612-1888
(Address of principal executive offices)    (Zip code)

(510) 271-7000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

[ ]  Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 15, 2004, The Clorox Company (the “Company”) entered into a credit agreement (the “Agreement”) with JPMorgan Chase Bank, N.A. as Administrative Agent and Bank, Citicorp North America, Inc. as Administrative Agent, Servicing Agent and Bank and Goldman Sachs Credit Partners L.P as Syndication Agent and Bank relating to a revolving credit facility (the “Bridge”) to back up a commercial paper program being established to provide the initial financing for the previously announced transaction in which Henkel KGaA (“Henkel”) will acquire a subsidiary of the Company in exchange for all of the Company common stock owned by a Henkel subsidiary.

All of the principals named above, directly or through affiliates, have pre-existing relationships with the Company, including participation in the Company’s revolving credit lines and the commercial paper program referred to above. In addition, Citigroup has acted as a foreign exchange trader, provided international cash management services, participated in prior share repurchase programs, acted as an underwriter of a prior bond offering and participated in derivative transactions. J.P. Morgan has provided commercial paper safekeeping services, been an underwriter of a prior bond offering, participated in derivative transactions, participated in prior share repurchase programs and provided investment banking advisory services. Goldman Sachs has provided investment banking advisory services.

The Agreement provides the terms under which the signatories will lend funds to the Company and contain customary representations, warranties and covenants. Loans made under the Agreement will mature on May 15, 2005. The principal amount of loans outstanding under the Bridge may not exceed $2,100,000,000. Loans under the Bridge are in addition to commercial paper and other borrowings issued in the ordinary course of business as necessary to finance working capital. The loans will bear interest at a variable rate dependent on market conditions. The Company does not expect to  borrow under the Bridge.

A copy of the Agreement is attached as Exhibit 10.1.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT

See Item 1.01.

ITEM 9.01  FINANCIAL  STATEMENTS AND EXHIBITS

Exhibit Number	Title
10-1

Credit Agreement, dated as of November 15, 2004 among The Clorox Company, The Banks Listed Herein, Citicorp North America, Inc. and JPMorgan Chase Bank, N. A., as Administrative Agents, Citicorp North America, Inc., as Servicing Agent, and Goldman Sachs Credit Partners L. P., as Syndication Agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                                        THE CLOROX COMPANY

Date:  November 19, 2004                               By: /s/ PETER D. BEWLEY

                                                                                    Peter D. Bewley

                                                                                    Senior Vice President –

                                                                                    General Counsel